                                                                   Exhibit 10.20

                       TENTH AMENDMENT TO CREDIT AGREEMENT

         THIS TENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 16, 2002, is by and among COLUMBUS MCKINNON CORPORATION, a New York corporation (the "Borrower"), the banks, financial institutions and other institutional lenders which are parties to the Credit Agreement (as such term is defined below) (the "Lenders"), FLEET NATIONAL BANK, as Initial Issuing Bank (the "Initial Issuing Bank"), FLEET NATIONAL BANK, as the Swing Line Bank (the "Swing Line Bank"; each of the Lenders, the Initial Issuing Bank and the Swing Line Bank, individually, a "Lender Party" and, collectively, the "Lender Parties"), and FLEET NATIONAL BANK, as administrative agent (together with any successor appointed pursuant to Article VII of the Credit Agreement, the "Administrative Agent") for the Lender Parties.

                              W I T N E S S E T H :

         WHEREAS, the Borrower, Lenders, Initial Issuing Bank, Swing Line Bank and Administrative Agent are party to that certain Credit Agreement, dated as of March 31, 1998, as amended by that certain First Amendment to Credit Agreement, dated as of September 23, 1998, that certain Second Amendment to Credit Agreement and Consent, dated as of February 12, 1999, that certain Third Amendment to Credit Agreement and Consent, dated as of November 16, 1999, that certain Fourth Amendment to Credit Agreement and Waiver, dated as of February 15, 2000, that certain Fifth Amendment to Credit Agreement, dated as of September 28, 2000, that certain Sixth Amendment to Credit Agreement and Consent, dated as of February 5, 2001, that certain Seventh Amendment to Credit Agreement and Consent, dated as of June 26, 2001, that certain Eighth Amendment to Credit Agreement, dated as of November 21, 2001, and the certain Ninth Amendment to Credit Agreement (the "Ninth Amendment"), dated as of February 12, 2002 (as so amended and as it may hereafter be further amended, supplemented, restated, extended or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, pursuant to the Ninth Amendment, the Lenders consented to the sale of the Borrower's subsidiary, Automatic Systems, Inc. ("ASI"), subject to certain conditions set forth therein (such sale, as consented to in the Ninth Amendment, the "ASI Sale");

         WHEREAS, Borrower has requested that certain of the conditions to the ASI Sale be modified;

         WHEREAS, Defaults or Events of Default exist under the financial covenants set forth in Section 5.04 of the Credit Agreement as at and for the period ended March 31, 2002 (the Defaults or Events of Default described in the preceding clauses, the "Existing Events of Default");

         WHEREAS, the Borrower has requested that, notwithstanding the Existing Events of Default, the Lenders continue to make Revolving Credit Advances and Alternative Currency Revolving Credit Advances, the Swing Line Bank continue to make Swing Line Advances and the Issuing Bank continue to issue Letters of Credit and Alternative Currency Letters of Credit in an aggregate outstanding amount not to exceed $10,000,000 between the date of this Amendment and June 30, 2002;

         WHEREAS, the Administrative Agent and Lender Parties are agreeable to the foregoing as and to the extent set forth in this Amendment and subject to each of the terms and conditions stated herein.

         NOW THEREFORE, in consideration of the premises and the mutual covenants set forth herein and of the loans or other extensions of credit heretofore, now or hereafter made to, or for the benefit of, the Borrower and its Subsidiaries by the Lender Parties, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.

2. Consent to Modifications to Conditions of ASI Sale. The Administrative Agent and Lender Parties hereby consent to the following modifications to the conditions of the ASI Sale, as set forth in the Ninth Amendment: (a) the ASI Sale may be structured as a sale of the assets of ASI and (b) the total amount of cash to be paid to the Borrower at the closing of the ASI Sale shall be at least $16,000,000. Except as so modified, all of the conditions to the ASI Sale as set forth in the Ninth Amendment shall remain in full and force and effect, shall not be deemed to have been waived or modified in any respect and are hereby ratified and confirmed.

3. Consent to Additional Advances and Issuances of Letters of Credit. Notwithstanding the Existing Events of Default, the Administrative Agent and the Lender Parties hereby consent to the making of Revolving Credit Advances, Alternative Currency Revolving Credit Advances and Swing Line Advances and the issuance of Letters of Credit and Alternative Currency Letters of Credit to or for the account of the Borrower during the period from the date hereof until June 30, 2002; provided, that the aggregate principal amount of the Revolving Credit Advances plus the Assigned Dollar Value of Alternative Currency Revolving Credit Advances plus the aggregate principal amount of the Swing Line Advances plus the aggregate Available Amount of all Letters of Credit and Alternative Currency Letters of Credit made or issued during such period shall not exceed $10,000,000. The consent set forth in the immediately preceding sentence is a limited consent, limited to its express terms, and is not a consent with respect to any other provision or matter relating to the Credit Agreement or any other Loan Document. Such consent is not a waiver of any of the Existing Events of Default or an agreement or understanding to waive at any future time any of the Existing Events of Default.

4. Amendments.

    4.1. Section 1.01 of the Credit Agreement is amended by deleting from the definition of "Applicable Margin" the entire pricing chart contained therein and replacing it with the following chart:

                                        Applicable Margin for      Applicable Margin for      Applicable Margin for
Ratio of Funded Debt to EBITDA            Prime Rate Advances     Eurodollar Rate Advances        Commitment Fee
------------------------------          ---------------------     ------------------------    ---------------------

Equal to or greater than 5.50                   2.500%                     3.750%                     0.500%
Equal to or greater than 5.00 less              2.250%                     3.500%                     0.500%
    than 5.50
Equal to or greater than 4.50 less              2.000%                     3.250%                     0.500%
    than 5.00
Equal to or greater than 4.00 less
    than 4.50                                   1.750%                     3.000%                     0.500%
Equal to or greater than 3.50 less
    than 4.00                                   1.500%                     2.750%                     0.500%
Equal to or greater than 3.00 less
    than 3.50                                   1.250%                     2.500%                     0.500%
Less than 3.00                                  1.000%                     2.250%                     0.400%


    4.2. As of the effective date of this Amendment, the Applicable Margins shall automatically be set at the levels set forth above for a Ratio of Funded Debt to EBITDA equal to or greater than 5.00 and less than 5.50. Thereafter, the Applicable Margins shall be subject to future adjustment as and at the times set forth in the last paragraph of the definition of "Applicable Margin".

5. Conditions Precedent to this Amendment. The effectiveness of this Amendment is subject to the satisfaction, in form and substance satisfactory to the Administrative Agent, of each of the following conditions precedent:

    5.1. The Borrower and Required Lenders shall have duly executed and delivered this Amendment and each other Loan Party shall have duly executed the attached Acknowledgment and Ratification in connection with this Amendment

    5.2. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

    5.3. The Borrower shall have paid an amendment fee to the Administrative Agent, for the account of each Lender which has approved this Amendment, as evidenced by such Lender's timely execution and delivery of a counterpart signature page to this Amendment (each such Lender being an "Approving Lender"), in an amount equal to 0.05% (i.e. 5 basis points) of such Approving Lender's Revolving Credit Commitment.

6. Reference to and Effect Upon the Credit Agreement and other Loan Documents.

    6.1. Except for the specific consents set forth in Sections 2 and 3 above, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and each is hereby ratified and confirmed.

    6.2. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment.

8. Costs and Expenses. The Borrower shall pay on demand all reasonable fees, costs and expenses incurred by Administrative Agent (including, without limitation, all reasonable attorneys' fees) in connection with the preparation, execution and delivery of this Amendment and the taking of any actions by any Person in connection herewith.

9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


                            [signature pages follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized on the date first above written.

                                              COLUMBUS MCKINNON CORPORATION

                                              By:    /s/ Robert L. Montgomery
                                                  ------------------------------
                                                     Robert L. Montgomery
                                              Title: Executive Vice President

                         ACKNOWLEDGMENT AND RATIFICATION

         The undersigned hereby acknowledge and agree to this Amendment, and agree that the Guaranty, the Security Agreement and the Intellectual Property Security Agreement, and each other Loan Document executed by the undersigned shall remain in full force and effect and each is hereby ratified and confirmed by and on behalf of the undersigned, this 12th day of February, 2002.

                                              AUTOMATIC SYSTEMS, INC.

                                              By:    /s/ Robert L. Montgomery
                                                  ------------------------------
                                                     Robert L. Montgomery
                                              Title: Treasurer

                                              LICO STEEL, INC.

                                              By:    /s/ Robert L. Montgomery
                                                  ------------------------------
                                                     Robert L. Montgomery
                                              Title: Treasurer

                                              CRANE EQUIPMENT & SERVICE, INC.

                                              By:    /s/ Robert L. Montgomery
                                                  ------------------------------
                                                     Robert L. Montgomery
                                              Title: Treasurer

                                              YALE INDUSTRIAL PRODUCTS, INC.

                                              By:    /s/ Robert L. Montgomery
                                                  ------------------------------
                                                     Robert L. Montgomery
                                              Title: Treasurer

                                          Lenders

                                          FLEET NATIONAL BANK, as Administrative
                                          Agent, Initial Issuing Bank, Swing
                                          Line Bank and Lender

                                          By: /s/ John C. Wright
                                              ----------------------------------
                                          Name:  John C. Wright
                                          Title: Vice President

                                          Lenders

                                          ABN-AMRO BANK N.V. NEW YORK
                                          BRANCH, as a Co-Agent and Lender


                                          By: /s/ Sean P. Giglio
                                              ----------------------------------
                                          Name:  Sean P. Giglio
                                          Title: Vice President

                                          By: /s/ Craig W. Trantwein
                                              ----------------------------------
                                          Name:  Craig W. Trantwein
                                          Title: Vice President

                                          Lenders

                                          THE BANK OF NOVA SCOTIA, as a Co-Agent
                                          and Lender


                                          By: /s/ Todd S. Meller
                                              ----------------------------------
                                          Name:  Todd S. Meller
                                          Title: Managing Director

                                          Lenders

                                          MANUFACTURERS AND TRADERS TRUST
                                          COMPANY, as a Co-Agent and Lender


                                          By: /s/ Jeffrey P. Kapefick
                                              ----------------------------------
                                          Name:  Jeffrey P. Kapefick
                                          Title: Vice President

                                          Lenders

                                          HSBC BANK USA (formerly known as
                                          Marine Midland Bank), as a Co-Agent
                                          and Lender


                                          By: /s/ John G. Tiarney
                                              ----------------------------------
                                          Name:  John G. Tiarney
                                          Title: Vice President

                                          Lenders

                                          COMERICA BANK

                                          By: /s/ Joel S. Gordon
                                              ----------------------------------
                                          Name:  Joel s. Gordon
                                          Title: Account Officer

                                          Lenders

                                          FIRST UNION NATIONAL BANK

                                          By:______________________________

                                          Name: ___________________________

                                          Title: ____________________________

                                          Lenders

                                          KEYBANK NATIONAL ASSOCIATION

                                          By: /s/ Mary K. Young
                                              ----------------------------------
                                          Name:  Mary K. Young
                                          Title: Vice President

                                          Lenders

                                          CITIZENS BANK OF PENNSYLVANIA

                                          By: /s/ Brian V. Ciaverella
                                              ----------------------------------
                                          Name:  Brian V. Ciaverella
                                          Title: Vice President

                                          Lenders

                                          BANKERS TRUST COMPANY

                                          By:______________________________

                                          Name: ___________________________

                                          Title: ____________________________

                                          Lenders

                                          THE BANK OF NEW YORK

                                          By: /s/ Christine T. Rio
                                              ----------------------------------
                                          Name:  Christine T. Rio
                                          Title: Vice President

                                          Lenders

                                          PNC BANK, NATIONAL ASSOCIATION

                                          By: /s/ Stephen W. Boyd
                                              ----------------------------------
                                          Name:  Stephen W. Boyd
                                          Title: Vice President

                                          Lenders

                                          NATIONAL CITY BANK OF PENNSYLVANIA

                                          By:______________________________

                                          Name: ___________________________

                                          Title: ____________________________